                  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS
                   Supplement dated February 2, 2004 to the
                     Prospectus dated September 24, 2003

The prospectus is changed as follows:

1.    The third paragraph under the section  captioned  "WHICH CLASS OF SHARES
      SHOULD YOU  CHOOSE?  -  Investing  for the  Shorter  Term" on page 17 is deleted and replaced with the following:

         And for non-retirement  plan investors who invest $1 million or more, in most cases  Class A shares will be the most  advantageous  choice, no matter how long you intend to hold your  shares.  For that reason, the Distributor  normally will not accept purchase orders of $250,000 or more of Class B  shares  or $1  million  or more of Class C shares from a single investor.

February 2, 2004                                            795PS026